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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported): August 21, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
(State of                (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


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Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

     Affymetrix, Inc. (the "Company") issued a press release on August 21, 2000 responding to the announcement by Incyte Genomics, Inc. ("Incyte") that Incyte has filed suit in the U.S. District Court for the Northern District of California alleging infringement of U.S. Patent Nos. 5,716,785 and 5,891,636.

     The Company stated that the subject patents claim a specific sample preparation technique and have been issued only in the United States. The Company also stated that it believes that based on prior art, some of which was developed by a Company scientist, it has strong defenses to the claims and will defend against the lawsuit vigorously. The Company's press release responding to Incyte's announcement is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

     All statements in this report that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding the Company's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for the Company from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, uncertainties related to cost and pricing of the Company's products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits

The following exhibit is filed herewith:

Exhibit Number             Description
--------------             -----------


99.1                       Press Release

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: August 21, 2000

                                  EXHIBIT INDEX

Exhibit

Number            Description
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99.1              Press Release